UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 20, 2018

Asterias Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36646	46-1047971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Dumbarton Circle
Fremont, CA 94555
 (Address of principal executive offices)

(510) 456-3800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

On June  20, 2018, Asterias Biotherapeutics, Inc. (the "Company") held its 2018 annual meeting of stockholders (the "Annual Meeting").  The following matters were voted on by the stockholders at the Annual Meeting: (i) the election of ten directors, (ii) the amendment to the Certificate of Incorporation to increase the authorized number of shares of the Company's Series A common stock ("Common Stock")  from 75 million shares to 125 million shares, an increase of 50 million shares, (iii) the ratification of the appointment of OUM & Co. LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2018, and (iv) the approval of the compensation of the Company's named executive officers.

As of the record date of April 23, 2018, there was a total of 55,010,313 shares of Common Stock outstanding and entitled to vote at the meeting.  The holders of 48,153,233 shares of Common Stock executed and delivered valid proxies at the Annual Meeting, which were duly voted. Each of the proposals were approved by the Company's stockholders and the final voting results are as follows:

Election of Directors

Each of the following directors was elected by the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Vote
Andrew Arno	31,166,792	543,774	15,442,667
Don M. Bailey	32,163,548	547,018	15,442,667
Stephen L. Cartt	31,753,704	956,862	15,442,667
Alfred D. Kingsley	31,758,268	952,298	15,442,667
Richard T. LeBuhn	31,771,131	939,435	15,442,667
Aditya Mohanty	31,578,056	1,132,510	15,442,667
Michael H. Mulroy	31,781,432	929,134	15,442,667
Natale S. Ricciardi	32,186,237	524,329	15,442,667
Howard I. Scher	32,177,944	532,622	15,442,667
Michael D. West	31,623,407	1,087,159	15,442,667

Amendment to the Certificate of Incorporation

The amendment to the Certificate of Incorporation was approved by the following vote:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
43,281,323	4,668,692	203,218	-

Ratification of OUM & Co. LLP as the Company’s independent registered public accountants

OUM & Co. LLP as the Company’s independent registered public accountants was approved by the following vote:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
46,577,687	1,175,109	400,437	-

Compensation of Named Executive Officers

The compensation of the Company's named executive officers was approved by the following vote:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
31,975,848	514,068	220,650	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTERIAS BIOTHERAPEUTICS, INC.

Date: June 25, 2018	By:	/s/ Ryan D. Chavez Chief Financial Officer and General Counsel